MML SERIES INVESTMENT FUND

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MML SERIES INVESTMENT FUND
(Name of Registrant as Specified In Its Charter)

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MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on February [12], 2002

        A special meeting of shareholders (the “Meeting”) of MML Series Investment Fund (the “Trust”) will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on [Tuesday], February [12], 2002 at 10:00 a.m., Springfield time, for the following purposes:

        1.  To elect Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E.A. Carson, Frederick C. Castellani, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, F. William Marshall, Jr., Charles J. McCarthy and Stuart H. Reese as Trustees for indefinite terms of office;

        2.  To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) and Alliance Capital Management L.P., with respect to the MML Equity Fund, as described in the attached Proxy Statement;

        3.  To approve the proposed sub-advisory agreement between MassMutual and Wellington Management Company, LLP, with respect to the MML Small Cap Growth Equity Fund, as described in the attached Proxy Statement;

        4.  To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements in the future on behalf of the MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Growth Equity Fund, MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund without Shareholder approval;

5. To transact such other business as may properly come before the Meeting, or any adjournments thereof.

        Shareholders of record as of the close of business on December [18], 2001 will be entitled to notice of and to vote at the Meeting or any adjournments thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder’s proxy will not be used.

By order of the Trustees of the Trust.

Thomas M. Kinzler,
Vice President and Secretary

January [4], 2002

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, MA 01111

PROXY STATEMENT

        The enclosed proxies are solicited by the Board of Trustees (the “Trustees”) of MML Series Investment Fund (the “Trust”) for use at the special meeting of shareholders (the “Meeting”) to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, at 10:00 a.m., Springfield time, on [Tuesday], February [12], 2002, and at any adjournments thereof. Shareholders of record at the close of business on December [18], 2001 (the “Record Date”) are entitled to vote at the Meeting or any adjourned session. These proxy materials are being mailed, or otherwise being made available, to shareholders on or about January [4], 2002.

        The Meeting will be held for the following purposes:

	Proposal	Shareholders Solicited
(1)	To elect Ronald J. Abdow, Richard
H. Ayers, Mary E. Boland, David
E.A. Carson, Frederick C.
Castellani, Richard G. Dooley,
Richard W. Greene, Beverly L.
Hamilton, F. William Marshall, Jr.,
Charles J. McCarthy and Stuart H.
Reese as Trustees for indefinite
	terms of office;	All shareholders

(2)	To approve the proposed sub- advisory agreement between Massachusetts Mutual Life Insurance Company (the “Adviser”) and Alliance Capital Management L.P., with respect to the MML Equity Fund;	Shareholders of MML Equity Fund

(3)	To approve the proposed subadvisory agreement between the Adviser and Wellington Management Company, LLP, with respect to the MML Small Cap Growth Equity Fund;	Shareholders of MML Small Cap Growth Equity Fund
	Proposal	Shareholders Solicited

(4)	To approve a proposal allowing the Adviser to enter into new or amended investment sub-advisory agreements in the future on behalf of a Fund without shareholder approval.	Shareholders of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Growth Equity Fund, MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund

        This Proxy Statement explains why the Trustees approved new Investment Sub-Advisory Agreements between the Adviser and Alliance Capital Management L.P. with respect to the MML Equity Fund, and between the Adviser and Wellington Management Company, LLP with respect to the MML Small Cap Growth Equity Fund (the “New Sub-Advisory Agreements”), as well as to describe generally the terms of the New Sub-Advisory Agreements. This Proxy Statement also explains why shareholders are being asked to approve the New Sub-Advisory Agreements.

        Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Trustees. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

        Solicitation of proxies by personal interview, mail, and telephone may be made by officers and Trustees of the Trust and officers and employees of the Adviser, its affiliates and other representatives of the Trust, as described below.

I.    PROPOSAL 1:    ELECTION OF TRUSTEES

        The Board of Trustees is currently comprised of the following eleven Trustees: Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E. A. Carson, Frederick C. Castellani, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, F. William Marshall, Jr., Charles J. McCarthy and Stuart H. Reese. All of the Trustees, with the exception of Messrs. Castellani and Reese, have previously been elected by the Trust’s shareholders. Mr. Reese was appointed as a Trustee by the Board of Trustees effective as of May 3, 1999. Mr. Castellani was appointed as a Trustee by the Board of Trustees effective as of November 5, 2001.

        Nominees for election by shareholders, Trustees whose re-election is being sought, and the executive officers of the Trust, together with their ages and a brief description of their principal occupations during the past five years and other principal business affiliations are set forth below.

Name, Age and Position with the Trust	Principal Occupation During Past Five Years and Other Principal Business Affiliations
Ronald J. Abdow Age 70, Trustee of the Trust	President, Abdow Corporation
(operator of restaurants); Trustee,
Abdow G&R Trust and Abdow G&R
Co. (owners and operators of restaurant
properties); Partner, Abdow
Partnership, Abdow Auburn
Associates, and Abdow Hazard
Associates (owners and operators of
restaurant properties); Chairman,
Western Mass Development Corp.;
Chairman, American International
College; Trustee (since 1994),
MassMutual Institutional Funds (open-
end investment company).

Richard H. Ayers Age 59, Trustee of the Trust	Retired; former adviser to Chairman
(1997), Chairman and Chief Executive
Officer (1989-1996) and Director
(1985-1996), The Stanley Works
(manufacturer of tools, hardware and
specialty hardware products); Director,
Applera Corporation; Trustee (since
1996), MassMutual Institutional Funds
(open-end investment company).

Mary E. Boland Age 62, Trustee of the Trust	Attorney at Law, Egan, Flanagan and
Cohen, P.C. (law firm), Springfield,
MA; Director (1995-1999), Trustee
(until 1995), SIS Bank (formerly,
Springfield Institution for Savings);
Director (since 1999), First Mass Bank;
Director (since 1999), Massachusetts
Educational Financing Authority;
Trustee (since 1994), MassMutual
Institutional Funds (open-end
investment company).

Name, Age and Position with the Trust	Principal Occupation During Past Five Years and Other Principal Business Affiliations
David E. A. Carson Age 67, Trustee of the Trust	Retired; Chairman and Chief Executive
Officer (1997-2000), President and
Chief Executive Officer (1985-1997),
People’s Bank; Director, United
Illuminating Co. (electric utility);
Trustee (since 1991), American
Skandia Trust, American Skandia
Advisor Funds and American Skandia
Master Trust (open-end investment
companies); Trustee (since 1996),
MassMutual Institutional Funds (open-
end investment company).

Frederick C. Castellani* Age 55, Trustee and President of the Trust and Nominee for Trustee	Executive Vice President (since 2001),
Senior Vice President (since 1996),
MassMutual; Senior Vice President
(1993-1996), CIGNA (insurance and
retirement services); Trustee and
President (since 2001), MassMutual
Institutional Funds (open-end
investment company).

Richard G. Dooley* Age 72, Trustee of the Trust	Consultant (since 1993), MassMutual;
Director, Kimco Realty Corp.
(shopping center ownership and
management); Director (since 1993),
Jefferies Group, Inc. (financial services
holding company); Vice Chairman
(since 1995), Chairman (1982-1995),
Director (since 1974), MassMutual
Corporate Investors, and Vice
Chairman (since 1995), Director (since
1988), Chairman (1988-1995),
MassMutual Participation Investors
(closed-end investment companies);
Director (since 1996), Charter Oak
Capital Management, Inc.; Trustee
(since 1996) MassMutual Institutional
Funds (open-end investment company).

Name, Age and Position with the Trust	Principal Occupation During Past Five Years and Other Principal Business Affiliations
Richard W. Greene Age 66, Trustee of the Trust	Retired; Vice President for Investments
and Treasurer (1998-2000), Executive
Vice President and Treasurer (1986-
1998), University of Rochester (private
university); Trustee (since 1996),
MassMutual Institutional Funds (open-
end investment company).

Beverly L. Hamilton Age 55, Trustee of the Trust	President (1999), ARCO Investment
Management Co.; Director (since
1991), American Funds Emerging
Markets Growth Fund (open-interval
mutual fund); Trustee (since 2000),
Monterey Institute for International
Studies; Trustee (since 1998), The
Common Fund; Investment Advisory
Committee of Rockefeller Foundation,
Unilever (Holland) pension fund,
CFSB Sprout, University of Michigan
endowment and Hartford Hospital;
Trustee (since 1996), MassMutual
Institutional Funds (open-end
investment company).

F. William Marshall, Jr. Age 59, Trustee of the Trust	Consultant (since 1999); Chairman
(1999), Family Bank, F.S.B. (formerly
SIS Bank); Executive Vice President
(1999), Peoples Heritage Financial
Group; President, Chief Executive
Officer and Director (1993-1999), SIS
Bancorp, Inc. and SIS Bank (formerly,
Springfield Institution for Savings);
Trustee (since 2000), Denver-based
Oppenheimer and Centennial Funds;
Trustee (since 1996), MassMutual
Institutional Funds (open-end
investment company).

Charles J. McCarthy Age 78, Trustee of the Trust	Retired; Proprietor (until 2000),
Synectics Financial Company (venture
capital activities, business consulting
and investments); Trustee (since 1994),
MassMutual Institutional Funds (open-
end investment company).

Name, Age and Position with the Trust	Principal Occupation During Past Five Years and Other Principal Business Affiliations
Stuart H. Reese* Age 46, Chairman and Trustee of the Trust; Nominee for Trustee	Executive Vice President and Chief
Investment Officer (since 1999), Chief
Executive Director (1997-1999), Senior
Vice President (1993-1997),
MassMutual; President and Chief
Executive Officer (since 1999), David
L. Babson & Company Inc.
(investment adviser); President (since
1995), Executive Vice President (1993-
1995), MassMutual Corporate Investors
and MassMutual Participation Investors
(closed-end investment companies);
Director (since 1994), Merrill Lynch
Derivative Products; Director (since
1996), Antares Capital Corporation
(finance company) and Charter Oak
Capital Management, Inc. (investment
adviser); Director (since 1996), HYP
Management, Inc. (managing member
of MassMutual High Yield Partners
LLC), and MMHC Investment, Inc.
(investor in funds sponsored by
MassMutual); Director (since 1994),
MassMutual Corporate Value Partners
Limited (investor in debt and equity
securities) and MassMutual Corporate
Value Limited (parent of MassMutual
Corporate Value Partners Limited);
Director (1994-1996), Pace Industries
(aluminum die caster); Advisory Board
Member (since 1995), Kirtland Capital
Partners; Chairman and Trustee (since
1999), MassMutual Institutional Funds
(open-end investment company).

James S. Collins Age 43, Treasurer of the Trust	Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MassMutual Institutional Funds (open- end investment company).

Name, Age and Position with the Trust	Principal Occupation During Past Five Years and Other Principal Business Affiliations
Thomas M. Kinzler Age 46, Vice President and Secretary of the Trust	Vice President and Associate General
Counsel (since 1999), Second Vice
President and Associate General
Counsel (1996-1999), Assistant Vice
President and Counsel (1995-1996),
Counsel (1989-1995), MassMutual;
Vice President and Secretary (since
1999), MassMutual Institutional Funds
(open-end investment company).

Vernon J. Meyer Age 37, Vice President of the Trust	Vice President (since 1998), Second
Vice President (1995-1998), Assistant
Vice President (1994-1995),
MassMutual; Vice President (since
1999), MassMutual Institutional Funds
(open-end investment company).

David W. O’Leary Age 41, Vice President of the Trust	Senior Vice President (since 2001),
MassMutual; Senior Vice President
(1999-2001), Vice President (1996-
1999), Aetna Financial Services; Vice
President (since 2001), MassMutual
Institutional Funds (open-end
investment company).

Isaac Williams, Jr. Age 43, Vice President of the Trust	Managing Director (since 1999), David
L. Babson & Company Inc.
(investment adviser); Second Vice
President (1998-1999), MassMutual;
Regional Director (1988-1998),
Peerless Insurance Company
(property/casualty insurance company);
Vice President (since 1999),
MassMutual Institutional Funds (open-
end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

    Board and Committee Meetings

        The Board of Trustees had four regularly scheduled meetings in 2000. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board of Trustees. The Trust has no standing compensation committee, nor any committee performing a similar function.

        The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2000, the Audit Committee met once and all members of the committee were present at the meeting.

        The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating Committee did not meet during 2000.

    Compensation

        The Trust, on behalf of each Fund, pays each member of its Board of Trustees who is not an “interested person” of the Trust or MassMutual a $3,000 fee for each calendar quarter and a $2,500 fee for each meeting of the Board of Trustees attended by such Trustee in-person or a $1,000 fee for each meeting of the Board of Trustees attended by such Trustee by telephone. Such Trustees who are members of the Audit Committee are paid an additional $1,500 per year. Such Trustees who serve on the Nominating Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees and officers of the Trust who are “interested persons” of the Trust or MassMutual are not entitled to any fee for their services to the Trust.

        The following table discloses the compensation paid to the Trust’s non-interested Trustees for the fiscal year ended December 31, 2000. The Trust has no pension, or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as a Trustee for one other registered investment company managed by MassMutual, MassMutual Institutional Funds.

Name of Person and Position	Aggregate Compensation From Trust	Deferred Compensation accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex
Ronald J. Abdow, Trustee	$16,000		$32,000
Richard H. Ayers, Trustee	$17,000		$34,000
Mary E. Boland, Trustee	$ 8,000	$ 8,000	$32,000
David E. A. Carson, Trustee	$16,000		$32,000
Richard W. Greene, Trustee	$16,000		$32,000
Beverly L. Hamilton, Trustee	$ 4,000	$12,000	$32,000
F. William Marshall, Trustee	$16,000		$32,000
Charles J. McCarthy, Trustee	$17,000		$34,000

        Messrs. Castellani, Dooley and Reese are interested persons of the Trust and MassMutual.

Related Information

    MassMutual

        Listed below are the names and principal occupations of the Directors of MassMutual and of MassMutual’s principal executive officer, all of whose addresses are the same as that of MassMutual.

Name	Position with MassMutual and Principal Occupation
Roger G. Ackerman	Director of MassMutual; Retired; Former Chairman and Chief Executive Officer, Corning Incorporated (manufacturer of specialty materials, communication equipment, and consumer products).

James R. Birle	Director of MassMutual; Founding Chairman of Resolute Partners, LLC (private merchant bank).

Gene Chao	Director of MassMutual; Retired; Former Chairman, President and Chief Executive Officer, Computer Projections, Inc. (presentation graphics services and equipment).
Name	Position with MassMutual and Principal Occupation
Patricia D. Dennis	Director of MassMutual; Senior Vice President— Regulatory & Public Affairs, SBC Communications Inc. (telecommunications).

Anthony Downs	Director of MassMutual; Senior Fellow, The Brookings Institution (non-profit policy research center).

James L. Dunlap	Director of MassMutual; Retired (since 1998); Former Vice Chairman, Ocean Energy, Inc. (oil exploration).

William B. Ellis	Director of MassMutual; Senior Fellow, Yale University School of Forestry and Environmental Studies.

Robert M. Furek	Director of MassMutual; Partner, Resolute Partners, LLC (private merchant bank).

Charles K. Gifford	Director of MassMutual; President, Chief Operating Officer and Director, Fleet Boston Financial Corp.

William N. Griggs	Director of MassMutual; Managing Director, Griggs & Santow, Inc. (financial consultants).

Sheldon B. Lubar	Director of MassMutual; Chairman, Lubar & Co., Incorporated (investment management and venture capital company).

William B. Marx, Jr.	Director of MassMutual; Retired; Former Senior Executive Vice President, Lucent Technologies, Inc. (public telecommunications systems and software).

John F. Maypole	Director of MassMutual; Managing Partner, Peach State Real Estate Holding Company (real estate investment company).

Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer of MassMutual.

Marc Racicot	Director of MassMutual; Partner, Bracewell & Patterson LLP (law firm).

Alfred M. Zeien	Director of MassMutual; Retired; Former Chairman and Chief Executive Officer, The Gillette Company (manufacturer of personal care products).

        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. CASTELLANI AND REESE AND FOR THE RE-ELECTION OF MESSRS. ABDOW, AYERS, CARSON, DOOLEY, GREENE, MARSHALL AND MCCARTHY AND MSES. BOLAND AND HAMILTON.

II.	PROPOSAL 2: APPROVAL OR DISAPPROVAL OF THE NEW SUBADVISORY AGREEMENT ON BEHALF OF THE MML EQUITY FUND

        The Trustees of the Trust unanimously recommend that shareholders of the MML Equity Fund (the “Fund”) approve the New Sub-Advisory Agreement, so that the Sub-Adviser may begin to serve as one of the sub-advisers to the Fund. Accordingly, this Proposal seeks the approval of the shareholders of the Fund of the New Sub-Advisory Agreement.

    Trustee Approval of the New Sub-Advisory Agreement

        In general, a mutual fund cannot enter into a new advisory agreement, including a sub-advisory agreement such as the New Sub-Advisory Agreement, unless the shareholders of that fund vote to approve that agreement.

        At a meeting of the Trustees held on November 5, 2001, the Trustees approved the New Sub-Advisory Agreement and recommended that the shareholders approve the New Sub-Advisory Agreement. As described below, the Trustees carefully considered the matter and concluded that it was appropriate for the Fund to enter into the New Sub-Advisory Agreement so that the Sub-Adviser could begin to serve as one of the sub-advisers to the Fund.

    Description of the New Sub-Advisory Agreement

        Appendix A to this Proxy Statement contains the form of the New Sub-Advisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, you should read Appendix A for a complete understanding of the New Sub-Advisory Agreement.

        The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to the Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

        The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Fund or its shareholders, except in the event of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreement.

        Under the New Sub-Advisory Agreement, MassMutual will pay to the new Sub-Adviser a quarterly fee equal to an annual rate of .23% on the first $300 million of aggregate net assets under management and .20% on assets over $300 million. No change in the advisory fee rate paid by the Fund’s shareholders is being proposed.

    Basis for the Trustees’ Recommendation

        As indicated previously, at a meeting held on November 5, 2001, the Trustees approved the New Sub-Advisory Agreement. In coming to this recommendation, the Trustees considered the recent performance of the Fund and the investment style of its current Sub-Adviser, David L. Babson & Company Inc. (“Babson”). The Trustees noted that in April 2000, Babson made a change in portfolio management of the Fund, strengthened the firm’s research capabilities, eliminated stock specific dividend requirements for the Fund and implemented stricter risk control versus the Fund’s benchmark index. The Trustees also noted that since April 2000, the Fund’s focus has shifted from that of a conservative, core value investment strategy to a slightly more aggressive relative value strategy.

        The Trustees determined that it would be appropriate to try to offset the aggressive relative value strategy implemented by Babson in April 2000 with a core, benchmark constraint strategy. They concluded that the addition of a disciplined core manager to co-manage a portion of the Fund’s assets would create a more balanced portfolio and provide an opportunity to enhance performance and restore investor confidence. After careful consideration, the Trustees determined that Alliance Capital Management L.P.’s investment style correlated best with the Fund.

        In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreement);

•	the scope and quality of the services that the Sub-Adviser will provide to the Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•
the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix B to this Proxy Statement contains information regarding the fee schedule for other funds advised or sub-advised by the Sub-Adviser that have investment objectives similar to those of the Fund);

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•
the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser (see “Certain Brokerage Matters” below for more information about these matters).

        After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to approve the New Sub-Advisory Agreement for the Fund.

    Information About the Ownership of the Sub-Adviser

        The following description of the Sub-Adviser was provided to the Trust by the Sub-Adviser.

        The Sub-Adviser is Alliance Capital Management L.P. (“Alliance Capital”), located at 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”) is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the NYSE in the form of units (“Alliance Holding Units”). As of September 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and approximately 52% of the outstanding Alliance Units, representing an approximate 53% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French insurance holding company. As of September 30, 2001, Alliance Capital managed approximately $421 billion in assets. For more information regarding Alliance Capital, please see Appendix C.

    Certain Brokerage Matters

        In their consideration of the New Sub-Advisory Agreement, the Trustees took account of the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser. The following summary of these practices was provided to the Trust by the Sub-Adviser.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sub-Adviser may cause the Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Sub-Adviser that the price is reasonable in light of the services provided viewed in terms of either that specific transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts for which it exercises investment discretion and compliance with the policies that the Trustees of the Trust may adopt from time to time.

        The Sub-Adviser may cause portfolio transactions for the Fund to be executed by Sanford C. Bernstein & Co., LLC, a brokerage firm that is affiliated with the Sub-Adviser. The Fund pays brokerage commissions to this brokerage firm for executing these portfolio transactions. The Sub-Adviser has informed the Adviser that the Sub-Adviser follows procedures designed to ensure that the commissions paid to Sanford C. Bernstein & Co., LLC are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged to the Fund by Sanford C. Bernstein & Co., LLC do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities.

    Vote Required

        Adoption of this Proposal 2 for the Fund will require the approval of a “vote of a majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act. Under the Investment Company Act, a “vote of a majority of the outstanding voting securities” of the Fund is defined as the lesser of (i) 67% of the Fund’s outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

        THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, HAS CAREFULLY REVIEWED PROPOSAL 2 AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2.

III.	PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE NEW SUBADVISORY AGREEMENT ON BEHALF OF THE MML SMALL CAP GROWTH EQUITY FUND

        The Trustees of the Trust unanimously recommend that shareholders of the MML Small Cap Growth Equity Fund (the “Fund”) approve the New Sub-Advisory Agreement. Accordingly, this Proposal seeks the approval of the shareholders of the Fund of the New Sub-Advisory Agreement.

    Termination of the Prior Sub-Advisory Agreement and Trustee Approval of the New Sub-Advisory Agreement

        At a meeting held on November 5, 2001, the Trustees approved the termination of the Sub-Advisory Agreement dated May 3, 1999 between MassMutual and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) on behalf of the Fund (the “Prior Agreement”), such termination to take effect on December 3, 2001. The Trustees considered, among others, the following factors in reaching this decision:

•
J.P. Morgan’s portion of the Fund’s portfolio (co-sub-advised with Waddell & Reed Investment Management Company (“Waddell & Reed”)) was designed to have a strong correlation to the Russell 2000 Growth Index with industry weights within 5% of the index and limits on individual positions of 3%;

•	J.P. Morgan’s consistent benchmark specific approach was the reason they were selected to complement Waddell & Reed’s more eclectic strategy;

•	Effective February 1, 2000, the original portfolio manager of the J.P. Morgan portion of the Fund was replaced by J.P. Morgan;

•	J.P. Morgan’s performance began to lag the Russell 2000 Growth Index as well as similarly managed small cap growth offerings;

•	A review of the J.P. Morgan portfolio manager’s investment selection process revealed both poor stock selection as well as poor allocation among sectors and industries; and

•
Effective January 2001, J.P. Morgan & Co. Incorporated merged with Chase Manhattan Corporation to form J.P. Morgan Chase & Co. Coincident with the merger, higher turnover occurred in the management ranks, including portfolio managers and analysts.

        After arriving at the decision to replace J.P. Morgan as co-sub-adviser of the Fund, The Trustees determined that it would be appropriate to try to complement Waddell & Reed’s more flexible investment strategy with a manager who could provide a more consistent return pattern. The Trustees concluded that the combination of the two should lead to stronger and more consistent performance than either manager alone. Furthermore, a dual manager approach to small cap investing helps to alleviate any capacity concerns. After careful consideration, the Trustees determined that Wellington Management Company, LLP’s (“Wellington Management”) approach to small cap investing, which emphasizes fundamental research and bottom-up stock selection, provided the best opportunity for the Fund, especially when viewed in combination with Waddell & Reed.

        In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreement);

•	the scope and quality of the services that the Sub-Adviser will provide to the Fund;

•	the investment performance of the Fund and of similar funds sub-advised by other sub-advisers;

•
the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix D to this Proxy Statement contains information regarding the fee schedule for other funds advised or sub-advised by the Sub-Adviser that have investment objectives similar to those of the Fund);

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•
the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser (see “Certain Brokerage Matters” below for more information about these matters).

        In general, a mutual fund cannot enter into a new advisory agreement, including a sub-advisory agreement such as the New Sub-Advisory Agreement, unless the shareholders of that fund vote to approve that agreement. At a meeting of the Trustees on November 5, 2001, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), approved, after carefully considering the information summarized above, an Interim Investment Sub-Advisory Agreement between the Adviser and Wellington Management (the “Interim Sub-Advisory Agreement”), pursuant to Rule 15a-4 under the Investment Company Act, to take effect on December 3, 2001. In general, Rule 15a-4 allows a fund to operate under an interim advisory agreement during the period between the termination of a prior advisory agreement and the date on which the requisite shareholder approval is obtained for a new advisory agreement. The compensation to be received by Wellington Management under the Interim Sub-Advisory Agreement is the same compensation as would have been received by J.P. Morgan under the Prior Agreement, as required by Rule 15a-4.

        At their meeting on November 5, 2001, the Trustees also approved the New Sub-Advisory Agreement and recommended that the shareholders approve the New Sub-Advisory Agreement. On December 3, 2001, the Prior Agreement terminated, as described previously, and the Interim Sub-Advisory Agreement became effective. The Interim Sub-Advisory Agreement may not have a term of more than 150 days after the termination of the Prior Agreement and thus will expire on the earlier of (i) 150 days from December 3, 2001 or (ii) the date on which the New Sub-Advisory Agreement is approved by a “majority” of the Fund’s outstanding voting securities (as such term is defined in the Investment Company Act). Upon shareholder approval of the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will terminate pursuant to its terms, and the New Sub-Advisory Agreement will become effective.

    Description of the New Sub-Advisory Agreement

        Appendix E to this Proxy Statement contains the form of the New Sub-Advisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, you should read Appendix E for a complete understanding of the New Sub-Advisory Agreement.

        The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide investment advice and recommendations to the Fund with respect to the Fund’s investments, investment policies and the purchase, sale or other distribution of securities and other investments, (2) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund and (3) provide reports regarding the foregoing to the Trustees at each board meeting.

        The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Fund or its shareholders, except in the event of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Sub-Advisory Agreement.

        Under the Prior Agreement, MassMutual paid to J.P. Morgan a quarterly fee equal to an annual rate of .60% on the first $200 million of aggregate net assets under management, .55% on the next $300 million and .50% on assets over $500 million. Under the New Sub-Advisory Agreement, MassMutual will pay to Wellington Management a quarterly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management and .70% on assets over $100 million, the same sub-advisory fee rate that MassMutual pays to Waddell & Reed, the Fund’s other investment sub-adviser. No change in the advisory fee rate paid by the Fund’s shareholders is being proposed.

    Information About the Ownership of the Sub-Adviser

        The following description of the Sub-Adviser was provided to the Trust by the Sub-Adviser.

        The Sub-Adviser is Wellington Management Company, LLP. The address of the Sub-Adviser is 75 State Street, Boston, Massachusetts 02109. The Sub-Adviser is an employee-owned partnership whose sole business is investment management. Wellington Management is owned by 68 partners, all of whom are active employees of the firm. Wellington Management’s exclusive focus is on the investment management of portfolios for mutual funds, variable annuities, corporate and public retirement plans, insurance entities, endowments and investment partnerships around the world. Wellington Management serves as investment adviser to more than 700 institutional clients and over 200 mutual fund portfolios covering a wide range of investment styles, managing approximately $280 billion as of September 30, 2001.

        Wellington Management is managed by its 68 active partners. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Appendix F sets forth a listing of the general partners of Wellington Management, each of whom may be reached at the principal offices of the firm. Kenneth L. Abrams, Senior Vice President and Partner of Wellington Management, has significant management responsibilities for the Fund.

    Certain Brokerage Matters

        In their consideration of the New Sub-Advisory Agreement, the Trustees took account of the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that will execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser. The following summary of these practices was provided to the Trust by the Sub-Adviser.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sub-Adviser may cause the Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Sub-Adviser that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in the Sub-Adviser’s overall duties to the Fund or the policies that the Trustees of the Trust may adopt from time to time.

    Vote Required

        Adoption of this Proposal 3 for the Fund will require the approval of a “vote of a majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act. Under the Investment Company Act, a “vote of a majority of the outstanding voting securities” of the Fund is defined as the lesser of (i) 67% of the Fund’s outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares.

        THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, HAS CAREFULLY REVIEWED PROPOSAL 3 AND BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND. THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 3.

IV.	PROPOSAL 4: TO APPROVE A PROPOSAL ALLOWING MASSMUTUAL TO ENTER INTO NEW OR AMENDED INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

        The Board of Trustees is proposing that shareholders of MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Growth Equity Fund, MML Small Cap Value Equity Fund and MML Small Cap Growth Equity Fund grant approval to permit MassMutual to enter into new or amended investment sub-advisory agreements with a sub-adviser with respect to the Fund without obtaining shareholder approval of such investment sub-advisory agreements, and to permit such sub-adviser to manage the assets of the Fund pursuant to such agreements. This Proposal is being submitted to shareholders for approval as required by the terms of an exemptive order which the SEC has granted to MassMutual. MassMutual may not rely on the exemptive order with respect to a particular Fund, however, until this Proposal has been approved by the shareholders of that Fund. This Proposal has previously been approved by shareholders of the MML Equity Index Fund and by the then sole shareholder of the MML Large Cap Value Fund, MML Enhanced Index Core Equity Fund, MML OTC 100 Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund.

        The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of a majority of the outstanding voting securities of the fund as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or Interested Persons of any party to such agreement. The Trust and MassMutual, however, have received from the SEC an Exemptive Order. Under the Exemptive Order, MassMutual is permitted, under specified conditions, to enter into new and amended investment sub-advisory agreements for the management of a Fund, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the investment sub-advisory agreement or if there is an “assignment,” as defined in the 1940 Act, or other event causing termination of the existing investment sub-advisory agreement, without obtaining the approval of the Fund’s shareholders of such new or amended investment sub-advisory agreements. Such agreements must nevertheless be approved by the Independent Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the Exemptive Order is that within 90 days after entering into a new or amended agreement without shareholder approval, the Fund would have to provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, shareholder approval is still be required to amend the Investment Management Agreement between the Fund and MassMutual (including any amendment to raise the management fee rate payable under the Investment Management Agreement) or to enter into a new Investment Management Agreement with MassMutual or any other adviser.

        The Trust is requesting shareholder approval of this Proposal for several reasons. The Investment Management Agreement permits the Fund to utilize an adviser/sub-adviser management structure whereby MassMutual, acting as the Fund’s investment adviser, delegates day-to-day portfolio management responsibilities to a sub-adviser. Under such a structure, the Fund’s sub-adviser acts in a capacity similar to a portfolio manager who is employed by such mutual fund’s investment adviser and who manages the portfolio under the oversight and supervision of the investment adviser. If MassMutual were to change sub-advisers for the Fund, MassMutual would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund’s investment affairs as conducted by the new sub-adviser. The Trust believes that these situations are analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund’s investment portfolio with a different manager, which does not require shareholder approval under the 1940 Act.

        In addition, the shareholder approval requirement under the 1940 Act may cause the Fund’s shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt engagement or replacement of a sub-adviser if circumstances so warrant. The Trustees believe that without the ability to promptly retain a new sub-adviser and/or replace an existing sub-adviser, or to reapprove existing investment sub-advisory agreements, as the case may be, investors’ expectations may be frustrated. For instance, the Fund and its shareholders could be disadvantaged under the following circumstances: (i) where MassMutual determines to terminate the Fund’s sub-adviser due to unsatisfactory performance or another appropriate reason, (ii) where the Fund’s sub-adviser resigns, ceases operations or is otherwise incapable of providing investment sub-advisory services on behalf of the Fund, or (iii) where there has been an assignment of an investment sub-advisory agreement with a current sub-adviser (for instance, due to a change in control of the sub-adviser) or some other event causing the termination of the investment sub-advisory agreement. In many cases, these events are beyond the control of the Trust and the Fund. In such circumstances, MassMutual may deem it in the best interests of the Fund to retain a new sub-adviser or to reinstate a terminated investment sub-advisory agreement with a current sub-adviser promptly. For these reasons, the Trustees believe that approval of the Proposal would benefit shareholders.

        By approving the Proposal, shareholders will forego any benefits associated with shareholder review of proposed investment sub-advisory agreements, such as the ability to consider a sub-adviser’s performance record.

        In deciding to recommend the Proposal, the Trustees considered, among other matters, that the Proposal would be beneficial to the Fund by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new sub-adviser, or reapproving existing investment sub-advisory arrangements. They also considered that the Fund would forego any benefits associated with shareholder scrutiny of proposed portfolio management agreements. To this end, the Trustees considered that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a sub-adviser, or to materially amend an investment sub-advisory agreement with an existing sub-adviser, would receive careful review. First, MassMutual would assess the Fund’s needs and, if it believed that the Fund would benefit from a new or replacement sub-adviser, MassMutual would review the relevant universe of available investment managers. Second any recommendations made by MassMutual would have to be approved by a majority of the Board of Trustees, including a majority of the Independent Trustees. Finally, in the absence of shareholder approval, any retention of a new or replacement sub-adviser or any amendment of an existing investment sub-advisory agreement would have to comply with conditions contained in the SEC Exemptive Order.

        The Board of Trustees recommends shareholder approval of the proposed grant of authority to permit the adviser to enter into new or amended investment sub-advisory agreements with sub-advisers without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund pursuant to such investment sub-advisory agreements.

        The Board of Trustees of the Trust recommends a vote for approval of the proposed grant of authority to MassMutual.

V.	OTHER INFORMATION

        Certain additional information regarding the Trust, the Fund, and the Meeting is presented below.

        The Adviser.    The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111. The Adviser also serves as the administrator of the Fund.

        Annual and Semi-Annual Reports.     The Trust has previously sent its Annual and Semi-Annual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 800-272-2216 and pressing 2 for annuities.

        Outstanding Shares.    As of the Record Date, the following shares of each Fund were outstanding and entitled to vote:

MML Money Market Fund	[ ] shares
MML Managed Bond Fund	[ ] shares
MML Blend Fund	[ ] shares
MML Equity Fund	[ ] shares
MML Large Cap Value Fund	[ ] shares
MML Equity Index Fund	[ ] shares
MML Enhanced Index Core Equity Fund	[ ] shares
MML Growth Equity Fund	[ ] shares
MML OTC 100 Fund	[ ] shares
MML Small Cap Value Equity Fund	[ ] shares
MML Small Company Opportunities Fund	[ ] shares
MML Small Cap Growth Equity Fund	[ ] shares
MML Emerging Growth Fund	[ ] shares

        Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Fund in the name of the shareholder or his or her nominee on the Record Date.

        As of the Record Date, the Adviser, MML Bay State Life Insurance Company (“MML Bay State”), and C.M. Life Insurance Company (“C.M. Life”) own of record all of the outstanding shares of the Funds. [confirm] However, the owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the following separate accounts will have the right to instruct the Adviser, MML Bay State, and C.M. Life as to how shares of the Fund deemed attributable to their contracts as of the Record Date shall be voted:

Massachusetts Mutual Variable Annuity Separate Account 4;

Massachusetts Mutual Variable Life Separate Account I;

MML Bay State Variable Life Separate Account I;

C.M. Life Variable Life Separate Account I; and

C.M. Multi-Account A. [confirm]

        As of the Record Date, the Trustees and officers of the Trust did not own any shares of the Fund [confirm]. [list any shareholders that owned 5% or more of the Fund as of the Record Date and note that for certain purposes, such shareholders may be deemed to “control” the Fund, as that term is defined in the Investment Company Act.]

    Solicitation of Proxies

        The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January [4], 2002. Supplementary solicitations may be made. The expenses incurred in connection with preparing this Proxy Statement and with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders, [will be borne by the Funds.]

    Certain Matters relating to the Fund, the Trust, and the Meeting

        The Trust was established by the Adviser for the purpose of providing a vehicle for the investment of various separate accounts of the Adviser and its life insurance subsidiaries, including [MML Bay State and C.M. Life.] Shares of the Fund and shares of other funds in the Trust are offered solely to separate accounts established by the Adviser and its life insurance company subsidiaries but are not offered to the general public.

        The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that 30% of the shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments.

        If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal.

        The Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

        Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

        In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against the Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

        Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the Proposal mentioned in the Notice of Special Meeting and described in this Proxy Statement.

        At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the Proposal listed in the Notice of Meeting. If other matters are properly presented to the Meeting for action, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on those matters.

        The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Trustees, to be included in the Trust’s Proxy Statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

        A Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy, or by voting in person at the Meeting.

        PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
APPENDIX A

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
for MML Equity Fund

        This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between Alliance Capital Management L.P. (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MML Equity Fund (the “Fund”), a series of MML Series Investment Fund (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the [    ] day of [    ], 2002.

        WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

        WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

        WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

        WHEREAS, MassMutual desires to appoint the Sub-Adviser as one of the sub-advisers for the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”) and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    General Provision.

        (a)  MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Portfolio conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

        (iii)  the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

        (v)  the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

        (b)  The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund’s pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund for which market quotations are not readily available (i.e., internally priced securities).

        (c)  MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund’s books and records, and upon written instructions received from the Fund, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual or the Fund’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five business days after receipt of such instruction to implement this trading restriction).

        2.    Duties of the Sub-Adviser.

        (a)  The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Portfolio, directly or through MassMutual, with respect to the Portfolio’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments held in the portfolio of the Portfolio; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting; and (v) vote or exercise any consent rights with respect to such securities or investments.

        (b)  The Sub-Adviser shall provide to MassMutual such reports for the Portfolio, and in monthly, quarterly or annual time frames, as MassMutual shall reasonably request or as required by applicable law or regulation, including, but not limited to, those listed in Appendix A.

        (c)  Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

        (d)  Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

        (e)  The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in the membership of the general partners of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

        (f)  The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Portfolio and the Sub-Adviser’s performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request.

        (g)  The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

        (h)  The Sub-Adviser agrees to reimburse MassMutual for any costs associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to changes caused by the Sub-Adviser subsequent to its appointment hereunder, except for any such costs which may properly be charged to the Fund.

        3.    Other Activities.

        (a)  Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

        (b)  The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Sub-Adviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

        4.    Obligations of MassMutual and the Fund.

        (a)  MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

        (b)  MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

        5.    Custodian and Fund Accountant.    The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

        6.    Compensation of the Sub-Adviser.

        (a)  MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate: an annual rate of .23% on the first $300 million of Aggregate Assets; and .20% on Aggregate Assets in excess of $300 million. For the purposes of this Sub-Advisory Agreement, “Aggregate Assets” shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of all other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which the Sub-Adviser provides investment advisory services, and which have substantially the same investment objectives, policies and investment strategies, determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean all assets except for cash or cash equivalents.

        (b)  Expenses.    MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

        7.    Portfolio Transactions and Brokerage.

        (a)  The Sub-Adviser is authorized, in arranging the purchase and sale of the Portfolio’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund’s portfolio transactions.

        (b)  The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

        (c)  The Sub-Adviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker- dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

        8.    Representations And Warranties of The Sub-Adviser.

        The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

        (a)  The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

        (b)  There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser’s condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of the Sub-Adviser’s assets, (iii) materially impair the Sub-Adviser’s ability to discharge its obligations under this Sub-Advisory Agreement, or (iv) result in a matter which would require an amendment to the Sub-Adviser’s Form ADV, Part II; and the Sub-Adviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

        (c)  All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

        (d)  Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Sub-Adviser’s performance results and which are in the Sub-Adviser’s possession or to which it has access.

        The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

        9.    Representations and Warranties of MassMutual.

        (a)  MassMutual represents and warrants to the Sub-Adviser the following:

        (i)  MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(iv) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

        (v)  There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (i) result in any material adverse change in MassMutual’s condition (financial or otherwise) or (ii) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement.

        The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

        10.    Covenants of the Sub-Adviser.

        (a)  If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

        (b)  The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

        11.    Confidentiality.

        All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

        Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

        12.    Review of Fund Documents.

        During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s prospectus and other parts of its registration statement) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

        13.    Use of Sub-Adviser’s Name.

        The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. MassMutual and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval.

        Upon termination of this Sub-Advisory Agreement, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. MassMutual and the Fund agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names to that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Act or other applicable laws and regulations. If MassMutual or the Fund makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief.

        14.    Duration.

        Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

        15.    Termination.

        (a)  This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

        (b)  The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon ninety days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

        (c)  The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon ninety days’ prior written notice, to MassMutual and the Trust.

        16.    Indemnification.

        (a)  In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense related to, was based upon, or arose out of an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

        (b)  In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

        (c)  Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

        17.    Disclaimer of Shareholder Liability.

        MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

        18.    Notice.

        Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

        If to MassMutual: Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Vernon J. Meyer
Vice President

        If to the Sub-Adviser: Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
Attention: J. Philip Clark
Managing Director Sub-Advisory Relationships

        With a copy to: Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
Attention: Louis T. Mangan
Senior Vice President and Counsel

        If to either MassMutual or the Sub-Adviser, copies to:

MML Series Investment Fund
1295 State Street
Springfield, MA 01111
Attention: Thomas M. Kinzler
Vice President and Secretary

        19.    No Assignment.

        No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

        20.    Amendments to this Sub-Advisory Agreement.

        This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

        21.    Governing Law.

        This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

        22.    Survival.

        The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

        23.    Successors.

        This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

        24.    Entire Agreement.

        This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

        25.    No Waiver.

        No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

        26.    Severability.

        If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

        27.    Counterparts.

        This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name: Vernon J. Meyer
Title: Vice President

ALLIANCE CAPITAL MANAGEMENT L.P.
By: Alliance Capital Management Corporation, its General Partner

By:
Name: Louis T. Managan
Title: Assistant Secretary

Accepted and Agreed to by:

MML SERIES INVESTMENT FUND
on behalf of MML Equity Fund

By:
Name: Thomas M. Kinzler
Title: Vice President and Secretary

Appendix A

        The Sub-Adviser shall provide to MassMutual the following:

        1.    Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter): The data sheets should include the following information:

a. Portfolio Characteristics for the Fund, standard and best fit market index

b. Portfolio Sector Weights for the Fund, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Fund

d. Top 5 contributors and detractors by performance based on contribution to the portfolio

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Fund vs. standard and best fit market index and peer group

        2.    Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a. Qualitative assessment by manager: list three factors that were the major influences on performance—both positive and negative

b. Performance attribution:

—The industry weightings that had the largest contribution to performance during the most recent quarter.

—The industry weightings that had the largest detraction from performance during the most recent quarter.

—The five holdings that contributed the most to performance during the most recent quarter.

—The five holdings that detracted the most from performance during the most recent quarter.

c. The manager’s market outlook.

d. How he/she has positioned the Fund for the near term.

        3.    Portfolio attribution analysis of the Fund: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

        4.    Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager

        5.    Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of the Concert Investment Advisory Group arrange an “on site” meeting with each of the managers in the Concert Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information

APPENDIX B

Certain Other Mutual Funds Advised By Alliance Capital

        The Sub-Adviser has provided the following information to the Trust regarding other funds for which the Sub-Adviser acts as investment adviser or sub-adviser and which have investment objectives similar to those of the Fund.

Other Fund(s) with Similar Objectives to the MML Equity Fund	Fee Rate	Net Assets (or Portion Thereof) of Other Funds Managed by Sub-Adviser at September 30, 2001		Sub-Adviser’s Relationship to Other Fund (Adviser or Sub-Adviser)
EQ/Bernstein Diversified	0.35% on first $500 million	$527,139,853		Adviser
Value Portfolio	0.30% thereafter

AST Sanford Bernstein Core	0.25% on first $500 million	$ 18,296,791	†	Sub-adviser	*
Value Portfolio	0.20% thereafter

ASAF Sanford Bernstein Core	0.25% on first $500 million	$ 7,639,156	†	Sub-adviser	*
Value Fund	0.20% thereafter

Market Street Fund All Pro	0.60% on first $10 million	$ 15,765,444		Sub-adviser	*
Large Cap Value Portfolio	0.50% on next $15 million
(037-29528)	0.40% on next $25 million
0.30% on next $50 million
0.25% on next $50 million
0.225% on next $50 million
0.20% on next $50 million
0.175% on next $50 million
0.15% thereafter

Principal Partners Large Cap	0.60% on first $10 million	$ 10,750,419	††	Sub-adviser
Value Fund	0.50% on next $15 million
0.40% on next $25 million
0.30% on next $50 million
0.25% on next $50 million
0.225% on next $50 million
0.20% thereafter

Principal Investors Fund, Inc.-	0.60% on first $10 million	$16,911,237	††	Sub-adviser
Partners Large Cap Value Fund	0.50% on next $15 million
0.40% on next $25 million
0.30% on next $50 million
0.25% on next $50 million
0.225% on next $50 million
0.20% thereafter

*
Sanford C. Bernstein & Co., LLC (“SCB LLC”), an indirect wholly-owned subsidiary of Alliance Capital Management L.P. (“Alliance Capital”), is the sub-adviser to these funds. Management of the funds’ portfolios is delegated by SCB LLC to Alliance Capital, subject to SCB LLC retaining overall responsibility therefor.

†	Assets of these two funds are aggregated for fee purposes.
††	Assets of these two funds are aggregated for fee purposes.

Other Fund(s) with Similar Objectives to the MML Equity Fund	Fee Rate	Net Assets (or Portion Thereof) of Other Funds Managed by Sub-Adviser at September 30, 2001	Sub-Adviser’s Relationship to Other Fund (Adviser or Sub-Adviser)

AllianceBernstein Value Portfolio, a series of Alliance Variable Products Series Fund, Inc.	0.75%	$ 12,496,557	Adviser

AllianceBernstein Value Fund, a series of the AllianceBernstein Trust	0.75%	$162,148,516	Adviser

APPENDIX C

Name	Position with Alliance Capital Management L.P.
Alliance Capital Management Holding L.P. 1345 Avenue of the Americas New York, NY 10105	Limited Partner of Alliance Capital Management L.P.

Alliance Capital Management Corporation 1345 Avenue of the Americas New York, NY 10105	General Partner of Alliance Capital Management L.P.

The Equitable Life Assurance Society of the United States (“ELAS”) 1290 Avenue of the Americas New York, NY 10104	Parent of Alliance Capital Management Corporation

AXA Financial, Inc. (“AXF”) 1290 Avenue of the Americas New York, NY 10104	Parent of ELAS

Name & Position with Alliance Capital Management L.P.	Other Company	Position with Other Company
Bruce W. Calvert (1)(2) Chairman of the Board &	AXF	Director
Chief Executive Officer	ELAS	Director

Donald H. Brydon (1) Director	AXA Investment Managers S.A.	Chairman of the Board & Chief Executive Officer

John D. Carifa (1)(2) Director, President & Chief Operating Officer

Henri de Castries (1) Director	AXA	Chairman, Management Board
	AXF	Chairman of the Board
	ELAS	Director

Christopher M. Condron (1) Director	AXF	Director, President & Chief Executive Officer
	ELAS	Chairman of the Board & Chief Executive Officer
	AXA	Member, Management Board

Denis Duverne (1) Director	AXA	Group Executive Vice President— Finance, Control & Strategy

Richard S. Dziadzio (1) Director	AXA	Senior Vice President— Investment Management Activities

Alfred Harrison (1)(3) Vice Chairman

Roger Hertog (1)(2)(4) Vice Chairman

Benjamin D. Holloway (1) Director	Continental Companies	Financial Consultant

W. Edwin Jarmain (1) Director	Jarmain Group Inc.	President

Name & Position with Alliance Capital Management L.P.	Other Company	Position with Other Company
Peter D. Noris (1) Director	AXF	Executive Vice President & Chief Investment Officer
	ELAS	Executive Vice President & Chief Investment Officer

Lewis A. Sanders (1)(2)(5) Vice Chairman & Chief Investment Officer

Frank Savage (1) Director	Savage Holdings LLC	Chief Executive Officer

Peter J. Tobin (1) Director	Tobin College of Business Administration	Dean

Stanley B. Tulin (1) Director	AXF	Vice Chairman & Chief Financial Officer
	ELAS	Vice Chairman & Chief Financial Officer

Dave H. Williams (1)(2) Chairman Emeritus	White Williams Private Equity Partners GmbH	Chairman, Managing Board

Kathleen A. Corbet (1)(2)(6) Executive Vice President & Chief Executive Officer, Alliance Fixed Income Investors

Gerald M. Lieberman (1)(2)(7) Executive Vice President, Finance & Operations

Robert H. Joseph, Jr. (1)(2) Senior Vice President & Chief Financial Officer

David R. Brewer, Jr. (1)(2) Senior Vice President & General Counsel

Notes:

(1)	Director and/or Executive Officer of Alliance Capital Management Corporation, general partner of the Alliance Capital Management L.P.

(2)	The business address of the Director and/or Executive Officer, as it relates to his or her duties with the Alliance Capital Management L.P. is 1345 Avenue of the Americas, New York, New York 10105.

(3)	Mr. Harrison’s address is 601 Second Avenue South, Suite 5000, Minneapolis, MN 55402.

(4)
Mr. Hertog was previously Director, President and Chief Operating Officer of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York, whose business and assets were acquired by Alliance Capital Management L.P. on October 2, 2000.

(5)
Mr. Sanders was previously Chairman of the Board and Chief Executive Officer of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York, whose business and assets were acquired by Alliance Capital Management L.P. on October 2, 2000.

(6)	Alliance Fixed Income Investors is a division of Alliance Capital Management L.P.

(7)
Mr. Lieberman was previously Director, Chief Financial Officer and Senior Vice President, Finance and Administration of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York, whose business and assets were acquired by Alliance Capital Management L.P. on October 2, 2000.

APPENDIX D

Certain Other Mutual Funds Advised By Wellington Management

        The Sub-Adviser has provided the following information to the Trust regarding other funds for which the Sub-Adviser acts as investment adviser or sub-adviser and which have investment objectives similar to those of the Fund.

Other Fund(s) with Similar Objectives to the MML Small Cap Growth Equity Fund	Fee Rate	Net Assets of Other Fund at September 30, 2001	Sub-Adviser’s Relationship to Other Fund (Adviser or Sub-Adviser)
Vanguard Explorer Fund	0.25% on first $500 million 0.20 on next $250 million 0.15% on next $250 million 0.10% over $1 billion (1)	$945 million (2)	Adviser (3)

(1)
Wellington Management’s fee is a performance-based fee and the base fee may be adjusted both upward and downward based on the investment performance of the assets managed by Wellington Management relative to the Russell 2000 Growth Index.

(2)	Market value of the portion of the fund’s assets managed by Wellington Management.
(3)	Wellington Management is one of several Advisers for this fund.

APPENDIX E

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
for MML Small Cap Growth Equity Fund

        This Investment Sub-Advisory Agreement (this “Sub-Advisory Agreement”), is by and between Wellington Management Company, LLP (the “Sub-Adviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MML Small Cap Growth Equity Fund (the “Fund”), a series of MML Series Investment Fund (the “Trust”), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the [    ] day of [    ], 2002.

        WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

        WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

        WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

        WHEREAS, MassMutual desires to appoint the Sub-Adviser as one of the sub-advisers for the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”) and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    General Provision.

        (a)  MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser’s best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Portfolio conforms to:

(i) the provisions of the Act and any rules or regulations thereunder;

(ii) any other applicable provisions of state or federal law applicable to the operation of registered investment companies;

        (iii)  the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

        (v)  the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act or as such policies may, from time to time, be amended by the Fund’s Board of Trustees or shareholders; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

        (b)  The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund’s pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund for which market quotations are not readily available (i.e., internally priced securities).

        (c)  MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund’s books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the “Code”), the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund’s Disclosure Documents (collectively, the “Charter Requirements”), the Sub-Adviser shall perform such services based upon the Sub-Adviser’s books and records with respect to the Fund, which comprise a portion of the Fund’s books and records and may differ from the Fund’s official books and records, and upon written instructions received from the Fund, MassMutual or the Fund’s administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such written instructions provided by the Fund, MassMutual or the Fund’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five business days after receipt of such instruction to implement this trading restriction).

        2.    Duties of the Sub-Adviser.

        (a)  The Sub-Adviser shall, subject to the direction and control by the Trust’s Board of Trustees or MassMutual, to the extent MassMutual’s direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Portfolio, directly or through MassMutual, with respect to the Portfolio’s investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments held in the portfolio of the Portfolio; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting, upon reasonable request by the Board; and (v) vote or exercise any consent rights with respect to such securities or investments.

        (b)  The Sub-Adviser shall provide to MassMutual such reports for the Portfolio, and in monthly, quarterly or annual time frames, as MassMutual shall reasonably request or as required by applicable law or regulation, including, but not limited to, those listed in Appendix A.

        (c)  Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

        (d)  Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

        (e)  The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub- Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

        (f)  The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser’s office the books and records of the Sub-Adviser relating to the Portfolio and the Sub-Adviser’s performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. However, the Sub-Adviser may maintain copies of any such records.

        (g)  The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

        3.    Other Activities.

        (a)  Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

        (b)  The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Sub-Adviser’s other clients, such investment will be allocated in accordance with the Sub-Adviser’s Policy on Allocation of Transactions Among and Between Clients, as may be amended from time to time (“Sub-Adviser Allocation Policy”). MassMutual acknowledges receipt of the Sub-Adviser Allocation Policy and Sub-Adviser agrees to provide notice to MassMutual of any material changes to such Sub-Adviser Allocation Policy.

        4.    Obligations of MassMutual and the Fund.

        (a)  MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

        (b)  MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

        5.    Custodian and Fund Accountant.    The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

        6.    Compensation of the Sub-Adviser.

        (a)  MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate: an annual rate of .75% on the first $100 million of Aggregate Assets; and .70% on Aggregate Assets in excess of $100 million. For the purposes of this Sub-Advisory Agreement, “Aggregate Assets” shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of all other funds of MassMutual or its affiliates registered under the Act for which the Sub-Adviser provides investment advisory services at the same level of compensation set forth in the preceding sentence, and which have substantially the same investment objectives, policies and investment strategies, determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean all assets except for cash or cash equivalents. Cash and cash equivalents are managed by the Fund’s custodian and not the Sub-Adviser.

        (b)  Expenses.    MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

        7.    Portfolio Transactions and Brokerage.

        (a)  The Sub-Adviser is authorized, in arranging the purchase and sale of the Portfolio’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund’s portfolio transactions.

        (b)  The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

        (c)  The Sub-Adviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

        8.    Representations And Warranties of The Sub-Adviser.

        The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

        (a)  The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

        (b)  There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser’s condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of the Sub-Adviser’s assets, (iii) materially impair the Sub-Adviser’s ability to discharge its obligations under this Sub-Advisory Agreement, or (iv) result in a matter which would require an amendment to the Sub-Adviser’s Form ADV, Part II; and the Sub-Adviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

        (c)  All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

        (d)  Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by MassMutual, all documents reasonably requested by MassMutual relating to the classification and maintenance of the performance composite of accounts with investment objectives, policies and practices substantially similar to those of the Fund.

        The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

        9.    Representations and Warranties of MassMutual.

        (a)  MassMutual represents and warrants to the Sub-Adviser the following:

        (vi)  MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

(vii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(viii) MassMutual has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

(ix) MassMutual has received a copy of Part II of Sub-Adviser’s Form ADV.

        (x)  There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (i) result in any material adverse change in MassMutual’s condition (financial or otherwise) or (ii) materially impair MassMutual’s ability to discharge its obligations under this Sub-Advisory Agreement.

        The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

        10.    Covenants of the Sub-Adviser.

        (a)  If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser’s representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub- Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

        (b)  The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser’s performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

        11.    Confidentiality.

        All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

        Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

        12.    Review of Fund Documents.

        During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund’s prospectus and other parts of its registration statement) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

        13.    Use of Sub-Adviser’s Name

        The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. MassMutual and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval.

        Upon termination of this Sub-Advisory Agreement, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. MassMutual and the Fund agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names to that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Act or other applicable laws and regulations. If MassMutual or the Fund makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief.

        14.    Duration.

        Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Act) of the outstanding voting securities of the Fund.

        15.    Termination.

        (a)  This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

        (b)  The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser’s registration under the Adviser’s Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon ninety days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

        (c)  The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon ninety days’ prior written notice, to MassMutual and the Trust.

        16.    Indemnification.

        (a)  In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or their respective officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

        (b)  In any action in which the Sub-Adviser or any of its controlling persons, or any partners, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, or any of its partners, officers, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

        (c)  Promptly after receipt by an indemnified party under this Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

        17.    Disclaimer of Shareholder Liability.

        MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust’s property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

        18.    Notice.

        Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

        If to MassMutual:
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Vernon J. Meyer
Vice President

        If to the Sub-Adviser:
Wellington Management Company, LLP
75 State Street
Boston, MA 02109
Attention: John E. Bruno
Vice President and Counsel

        With a copy to:

        If to either MassMutual or the Sub-Adviser, copies to:

MML Series Investment Fund
1295 State Street
Springfield, MA 01111
Attention: Thomas M. Kinzler
Vice President and Secretary

        19.    No Assignment.

        No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

        20.    Amendments to this Sub-Advisory Agreement.

        This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

        21.    Governing Law.

        This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

        22.    Survival.

        The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

        23.    Successors.

        This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

        24.    Entire Agreement.

        This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

        25.    No Waiver.

        No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

        26.    Severability.

        If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

        27.    Counterparts.

        This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name: Vernon J. Meyer
Title: Vice President

WELLINGTON MANAGEMENT COMPANY , LLP

By:
Name:
Title:

Accepted and Agreed to by:

MML SERIES INVESTMENT FUND
on behalf of MML Small Cap Growth Equity Fund

By:

Name: Thomas M. Kinzler
Title: Vice President and Secretary

Appendix A

        The Sub-Adviser shall provide to MassMutual the following:

        1.    Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter): The data sheets should include the following information:

a. Portfolio Characteristics for the Fund, standard and best fit market index.

b. Portfolio Sector Weights for the Fund, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Fund.

d. Top 5 contributors and detractors by performance based on contribution to the portfolio.

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Fund vs. standard and best fit market index and peer group.

        2.    Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a. Qualitative assessment by manager: list three factors that were the major influences on performance—both positive and negative.

b. Performance attribution:

—The industry weightings that had the largest contribution to performance during the most recent quarter.

—The industry weightings that had the largest detraction from performance during the most recent quarter.

—The five holdings that contributed the most to performance during the most recent quarter.

—The five holdings that detracted the most from performance during the most recent quarter.

c. The manager’s market outlook.

d. How he/she has positioned the Fund for the near term.

        3.    Third party portfolio attribution analysis of the Fund: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

        4.    Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager.

        5.    Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of the Concert Investment Advisory Group arrange an “on site” meeting with each of the managers in the Concert Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

APPENDIX F

Partners of Wellington Management

Kenneth L. Abrams
Nicholas C. Adams
Rand L. Alexander
Deborah L. Allinson
Steven C. Angeli
James H. Averill
John F. Averill
Karl E. Bandtel
Mark J. Beckwith
Kevin J. Blake
William N. Booth
Michael J. Boudens
Paul Braverman
Robert A. Bruno
Maryann E. Carroll
Pamela Dippel
Robert L. Evans
Lisa D. Finkel
Mark A. Flaherty
Charles T. Freeman
Laurie A. Gabriel
John H. Gooch
Nicholas P. Greville
Paul Hamel
Lucius T. Hill, III
Jean M. Hynes
Paul D. Kaplan
John C. Keogh
George C. Lodge, Jr.
Nancy T. Lukitsh
Mark T. Lynch
Christine S. Manfredi
Earl E. McEvoy
Duncan M. McFarland

Paul M. Mecray III
Matthew E. Megargel
James N. Mordy
Diane C. Nordin
Stephen T. O’Brien
Andrew S. Offit
Edward P. Owens
Saul J. Pannell
Thomas L. Pappas
Jonathan M. Payson
Phillip H. Perelmuter
Robert D. Rands
Eugene E. Record, Jr.
James A. Rullo
John R. Ryan
Joseph H. Schwartz
James H. Shakin
Theodore E. Shasta
Binkley C. Shorts
Scott E. Simpson
Trond Skramstad
Catherine A. Smith
Stephen A. Soderberg
Eric Stromquist
Brendan J. Swords
Harriett Tee Taggart
Perry M. Traquina
Gene R. Tremblay
Michael A. Tyler
Mary Ann Tynan
Clare Villari
Ernst H. von Metzsch
James L. Walters
Kim Williams

PROXY CARD

MML SERIES INVESTMENT FUND (The “Trust”)

The undersigned hereby appoints James S. Collins and Thomas M. Kinzler, and each of them separately, as proxies of the undersigned (the “Proxies”), with full power of substitution to each, and hereby authorizes each of them to represent and vote all the shares of the Fund(s) held of record as of December [18], 2001 at the Special Meeting of Shareholders to be held at the offices of the Trust on [Tuesday], February [12], 2002 at 10:00 a.m. (eastern time), and at any and all of the adjournments thereof.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Note: Please sign exactly the name(s) that appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Date: __________________  Signature(s): ___________________________

This proxy is being solicited on behalf of the Funds by the Trust’s Board of Trustees. When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR approval of the Proposals as set forth in the proxy statement.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE FOLLOWING:

(1)      FOR EACH FUND: To elect Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E. A. Carson, Frederick C. Castellani, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, F. William Marshall, Jr., Charles J. McCarthy and Stuart H. Reese as Trustees for indefinite terms of office (Proposal 1).

FOR ALL _________________         WITHHOLD _________________

To withhold authority for an individual nominee, write that nominee's name on the line below:

________________________________________________________

(2)      FOR MML EQUITY FUND: To approve the new Investment Sub-Advisory Agreement between MassMutual and Alliance Capital Management L.P. on behalf of the Fund (Proposal 2).

FOR ____________________ AGAINST ________________ ABSTAIN _____________

(3)      FOR MML SMALL CAP GROWTH EQUITY FUND: To approve the new Investment Sub-Advisory Agreement between MassMutual and Wellington Management Company, LLP on behalf of the Fund (Proposal 3).

FOR ____________________ AGAINST ________________ ABSTAIN _____________

(4)      FOR MML MONEY MARKET FUND, MML MANAGED BOND FUND, MML BLEND FUND, MML EQUITY FUND, MML GROWTH EQUITY FUND, MML SMALL CAP VALUE EQUITY FUND and MML SMALL CAP GROWTH EQUITY FUND: To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements in the future on behalf of the Fund without Shareholder approval (Proposal 4).

FOR ____________________ AGAINST ________________ ABSTAIN _____________

In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments of the meeting unless otherwise prohibited by the undersigned.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.